EXHIBIT 10.62

                          REGISTRATION RIGHTS AGREEMENT

     REGISTRATION RIGHTS AGREEMENT, (the "Agreement"), dated as of December 4, 2000 between Hi-Rise Recycling Systems, Inc., a Florida corporation (the "Company"), and the Persons set forth on Annex I attached hereto (collectively, the "Holders" and each a "Holder").

     1. BACKGROUND. The Company is a party to a certain Securities Purchase Agreement (this term and all other capitalized terms used herein without definition having the meaning specified in Section 7 hereof), which governs certain rights and obligations of the Company and the Holders. The Holders own warrants to purchase shares of Common Stock as set forth on Annex II attached hereto.

     2. REGISTRATION RIGHTS.

         2.1. INCIDENTAL (PIGGYBACK) REGISTRATION. If at any time, the Company proposes to register any of its securities under the Securities Act of 1933, as amended (the "Securities Act"), for public offering and sale, the Company shall give notice to the Holders of its intention to effect such a registration prior to the filing with the Securities and Exchange Commission (the "SEC") of such registration statement. Notwithstanding the foregoing, a piggyback registration pursuant to this Section 2.1 shall not include any registration statement (i) on Form S-8 or any successor form to such form, (ii) on Form S-4 or any successor form to such form, (iii) filed in connection with an exchange offer or an offering of Common Stock or of securities convertible or exchangeable into Common Stock made solely to its existing stockholders in connection with a rights offering or solely to the Company's employees, or a post-effective amendment to any then effective registration statement. Upon written request of any Holder, given within 7 days after receipt from the Company of such notice, the Company shall use its best efforts to cause the number of such Holder's Registrable Securities referred to in such request to be included in such registration statement; provided, however, that in the event that the offering pursuant to such registration statement shall be underwritten and the underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration pursuant to this
Section 2.1 exceeds the number of securities which can be sold in the offering without adversely affecting the offering price or the marketing of the Company's securities, the Company may first include in such registration all securities the Company proposes to sell, and such Holder shall accept a reduction (pro rata with the other Holders who shall have duly requested to include Registrable Securities in such registration and other holders of the Company's equity securities entitled to register such securities on such registration statement whose registration rights are not subordinate to such Holder's ("parri passu holders"), on the basis of the proportion that the market value (based upon the proposed offering price of such securities or the mid-point of the range of the proposed offering prices if any of such securities (the "Market Value")) of each security holder's aggregate securities requested to be registered bears to the Market Value of the aggregate amount of all such equity securities (other than those to be sold for the Company's account) as to which registration is sought by the Holders and the parri passu holders) in the number of securities to be included in such registration, which reduction may, if necessary, be total. Nothing in this Section

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2.1 shall limit the Company's ability to withdraw, or temporarily cease to seek effectiveness of, a registration statement it has filed either before or after its effectiveness.

         2.2. DEMAND REGISTRATION. (a) Except as provided in Section 2.2(b) below, upon the written request of the Holders owning not less than ten percent (10%) of the Registrable Securities that the Company effect pursuant to this Agreement the registration of the resale of the Registrable Securities under the Securities Act (which request shall specify the Registrable Securities so requested to be registered by each such Holder, the Proposed Amounts thereof and the intended method of disposition by such Holders), the Company will, as expeditiously as reasonably possible, use its best efforts to effect the registration under the Securities Act of the resale of the Proposed Amount of Registrable Securities, for disposition in accordance with the intended method of disposition stated in such request; provided, however that (i) if in the good faith judgment of the Board of Directors of the Company, such registration would be detrimental to the Company and the Board of Directors of the Company concludes, as a result, that it is in the best interests of the Company to defer the filing of such registration statement at such time, and (ii) the Company shall furnish to such Holders a certificate signed by an executive officer of the Company that the Board of Directors of the Company has made such a determination and that it is, therefore, necessary to defer the filing of such registration statement, then the Company shall have the right to defer such filing for the period during which such registration would be detrimental, provided that the Company may not defer the filing for a period of more than 120 days after receipt of the request of such Holders. The Company shall be entitled to include in any registration statement filed pursuant to this Section 2.2: (A) securities of the Company held by any other security holder of the Company, and
(B) in an underwritten public offering, securities of the Company to be sold by the Company for its own account, except as and to the extent that (x) in the opinion of the managing underwriter (if such method of disposition shall be an underwritten public offering), such inclusion would adversely affect the marketing of the Registrable Securities to be sold by such Holders or (y) in the reasonable opinion of such Holders owning a majority of the Proposed Amount of Registrable Securities (if such method of disposition is not an underwritten public offering), such inclusion would adversely affect the price at which such Registrable Securities may be sold pursuant to the plan of distribution; provided, however, that if, after such registration statement has been filed, the managing underwriter believes that the inclusion of all securities requested to be included in the proposed underwritten public offering would adversely affect the marketing of the Registrable Securities or, in the case of a distribution that is not an underwritten public offering, if such Holders owning a majority of the Proposed Amount of Registrable Securities reasonably believe that the inclusion of all securities requested to be included in such registration statement would adversely affect the price at which the Registrable Securities may be sold pursuant to the plan of distribution, then the aggregate amount of securities to be offered by the Company and such other security holders of the Company shall be reduced so as to permit the offering of all Registrable Securities requested by all the Holders of the entire Proposed Amount of Registrable Securities without such adverse effects.

         (b) The Company shall not be obligated to take any action to effect any registration requested by the Holders pursuant to Section 2.2(a) hereof (i) after the Company has effected two (2) such registrations pursuant to this Agreement and each such registration has been declared or ordered effective,
(ii) for a period of two (2) years after the Company has effected one such registration pursuant to Section 2.2(a) hereof and such registration has been declared or ordered effective, such two year period to commence on the date the registration statement was

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declared or ordered effective or (iii) at any time after the second anniversary of the expiration date of the Warrants.

         (c) Notwithstanding any other provision of this Agreement to the contrary, a registration requested pursuant to this Section 2.2 shall not be deemed to have been effected (i) unless it has become effective, provided that a registration that does not become effective after the Company has filed a registration statement with respect thereto by reason of the refusal of Holders owning a majority of the Proposed Amount to proceed shall be deemed to have been effected by the Company unless the Holders shall have elected to pay all Company Registration Expenses in connection with such registration, (ii) if after it has become effective such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason other than a misrepresentation or an omission by the Holders, or (iii) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied other than by reason of some wrongful act or omission, or act or omission in bad faith, by the Holders.

     2.3. HOLDBACK AGREEMENTS. Each Holder, if, as and when such Holders Registrable Securities are covered by a Registration Statement, agrees, if necessary to effectuate an underwritten offering of the Company's equity securities in the reasonable judgment and at the request of the managing underwriter or underwriters (to the extent timely notified in writing by such managing underwriter or underwriters), not to effect any public sale or distribution of securities of the Company of any class included in such Registration Statement, including a sale pursuant to Rule 144 (or any similar rule then in force) under the Securities Act, except as part of such underwritten registration, during the 10-day period prior to, and a period of up to 120 days (as reasonably determined by the Company and the managing underwriter or underwriters) beginning on the effective date of any such underwritten offering (any such period in respect of a Registration Statement being referred to as a "Holding Period"); PROVIDED, however, that the period of time for which the Company is to maintain the effectiveness of such Registration Statement pursuant to Section 2.4 shall be increased by the length of the applicable Holding Period.

     2.4. REGISTRATION PROCEDURES. Subject to the limitations set forth elsewhere herein, if and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Agreement, the Company will, as expeditiously as possible:

         (a) in the case of a registration under Section 2.2 hereof, prepare and file with the SEC (such filing to be made within 60 days after the initial request by the requesting Holders pursuant to Section 2.2(a) a registration statement with respect to such Registrable Securities on a form appropriate to permit such Holders to sell the Proposed Amount in accordance with such Holders' intended method of distribution and use its best efforts to cause such registration statement to become and remain effective;

         (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for such period as shall be requested by the Holders owning the Proposed Amount, which period shall not exceed twelve (12) months and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities

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covered by such registration statement during such period;; provided, however, that if such registration has been effected pursuant to Form S-3 (or any successor form), then such period of effectiveness shall be until the earlier of
(i) 24 months or (ii) the date that the offering is completed or terminated;

         (c) furnish to a single firm of counsel, initially Steel Hector & Davis LLP, or such other counsel thereafter designated by the Holders who hold a majority of the Registrable Securities being sold (the "Holder's Counsel"), and each underwriter of the securities being sold by such Holders, at least 5 days prior to the filing thereof, such number of copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus), in conformity with the requirements of the Securities Act, and such other documents, as such counsel may reasonably request, in substantially the form in which they are proposed to be filed with the SEC, in order to facilitate the public sale or other disposition of the Registrable Securities owned by such Holders;

         (d) use its best efforts to register or qualify such Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each underwriter of the securities being sold by such Holders shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable such Holders and such underwriter to consummate the disposition in such jurisdictions of such Registrable Securities except that the Company shall not for any purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this clause (d), it would not be obligated to be so qualified, or subject itself to taxation in any such jurisdiction;

         (e) use its best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the disposition of such Registrable Securities;

         (f) notify the Holders owning the Proposed Amount, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the Company's becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly prepare and furnish to such Holders and each underwriter a reasonable amount of copies of a prospectus supplement or amendment so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

         (g) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to the Holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first day of the Company's first calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of
Section 11(a) of the Securities Act;

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         (h) enter into such agreements (including an underwriting agreement in customary form) and take such other actions as the Holders shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

         (i) to use its best efforts to furnish to the Holders owning the Proposed Amount an opinion from the Company's counsel and a "cold comfort" letter from the Company's independent public accountant (in accordance with SAS
72), addressed to such Holders, in customary form and covering such matters of the type customarily covered by such opinions and "cold comfort" letters, in each case for the type of offering contemplated (i.e., underwritten or self-underwritten), as such Holders shall reasonably request;

         (j) make available for inspection by the Holders, by any other underwriter participating in any disposition to be effected pursuant to such registration statement, and by any attorney, accountant or other agent retained by such Holders or any such underwriter, all reasonably pertinent financial and other records, reasonably pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors, employees and the independent public accountants who have audited its financial statements to supply all information reasonably requested by such Holders or any such underwriter, attorney, accountant or agent in connection with such registration statement; provided, however, that each such Holder and each such representative of such Holder, underwriter, attorney, accountant or agent must execute and deliver to the Company a confidentiality agreement in form and substance reasonably acceptable to the Company agreeing to keep any such information and records concerning the Company confidential;

         (k) permit such Holders to participate in the preparation of such registration or comparable statement;

         (l) at or prior to the effective date of the registration use commercially reasonable efforts to cause all Registrable Securities covered by such Registration Statement to be (i) listed on each securities exchange, if any, on which similar securities issued by the Company are then listed or (ii) authorized to be quoted on the National Association of Securities Dealers Automated Quotation System if the securities so qualify and if the Company does not then have similar securities listed on any national securities exchange; and

         (m) in the case of an underwritten offering, enable the Registrable Securities to be in such denominations or such number of shares and registered in such names as the underwriters may request at least two business days prior to the sale of the Registrable Securities.

     In the case of an underwritten offering, the underwriters shall be selected by the Company and reasonably acceptable to such Holders owning a majority of the Proposed Amount of Registrable Securities.

         The Holders owning the Proposed Amount shall, upon receipt of any notice from the Company of the happening of any event of the kind described in subdivision (f) above, forthwith discontinue its disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holders' receipt of the copies of the supplemented or amended prospectus contemplated by said subdivision and, if so directed by the Company, will

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deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holders' possession of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the period mentioned in subdivision (b) above shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when such Holders shall have received the copies of the supplemented or amended prospectus contemplated by subdivisions (f) above.

     The Holders shall enter into such customary agreements as requested by the Company in connection with the registration of securities as contemplated by this Agreement.

     The Holders shall furnish to the Company in writing such information and documents regarding such Holders and the distribution of such securities as may be required to be disclosed in the registration statement in question by the rules and regulations under the Securities Act or under any other applicable securities or blue sky laws of the jurisdictions referred to in Section 2.3(d) hereof. The Company may exclude from such registration the Registrable Securities of any Holder that fails to furnish such information within a reasonable time after receiving such request.

     If any such registration or comparable statement refers to any Holder by name or otherwise as the holder of any securities of the Company then such Holder shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to such Holder and presented to the Company in writing, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such Holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force, the deletion of the reference to such Holder.

     3. REGISTRATION EXPENSES. In connection with any registration of Registrable Securities pursuant to this Agreement the Company will, whether or not any registration pursuant to this Agreement shall become effective, from time to time promptly upon receipt of bills or invoices relating thereto, pay all expenses (other than Selling Expenses) incident to its performance of or compliance with this Agreement (the "Company Registration Expenses"), including without limitation all registration, filing and NASD fees, fees and expenses of compliance with securities or blue sky laws, word processing, duplicating and printing expenses, messenger and delivery expenses, fees and disbursements of counsel for the Company and all independent public accountants (including the expenses of any audit and/or "cold comfort" letter) and other Persons retained by the Company; and reasonable fees and expenses of the Holder's Counsel. In addition, in the event that an assignment of a Registrable Security occurs subsequent to the date of effectiveness of a Registration Statement filed pursuant to this Agreement, the Company shall pay all reasonable expenses necessary to amend or supplement such Registration Statement to reflect such assignment for the first two such assignments and the transferee shall pay for any subsequent assignments. Each Holder shall be responsible for its Selling Expenses.

     4. INDEMNIFICATION. (a) The Company will, and hereby does, indemnify, to the extent permitted by law, each Holder, its officers and directors, if any, and each Person, if any, who controls such Holder within the meaning of Section 15 of the Securities Act, against all losses,

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claims, damages, liabilities (or proceedings in respect thereof) and expenses under the Securities Act, joint or several, caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus (and as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities (or proceedings in respect thereof) or expenses are caused by any untrue statement or alleged untrue statement or an omission or alleged omission to state a material fact made in reliance on or in conformity with any information furnished in writing to the Company by any of the Holders or any participating underwriter expressly for use therein. If the offering pursuant to any registration statement provided for under this Agreement is made through underwriters, the Company agrees to enter into an underwriting agreement in customary form with such underwriters and to indemnify such underwriters, their officers and directors, if any, and each Person, if any, who controls such underwriters within the meaning of Section 15 of the Securities Act to the same extent as hereinbefore provided with respect to the indemnification of the Holders, their respective officers and directors, if any, and each Person, if any, who controls each of such Holders within the meaning of Section 15 of the Securities Act.

         (b) If for any reason the indemnity under Section 4(a) is unavailable, then the Company shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the indemnified party on the other or (ii) if the allocation provided by subdivision (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative fault of the Company on the one hand and the indemnified party on the other but also the relative benefits received by the Company and the indemnified party as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

         (c) Each of the Holders will, and hereby does, severally but not jointly, indemnify, to the extent permitted by law, the Company, its officers and directors, if any, and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, against all losses, claims, damages, liabilities (or proceedings in respect thereof) and expenses under the Securities Act, caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus (and as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading but only to the extent that such losses, claims, damages, liabilities (or proceedings in respect thereof) or expenses are caused by any untrue statement or alleged untrue statement made in reliance on or in conformity with any information furnished to the Company by any such Holder. If the offering pursuant to any registration statement provided for under this Agreement is made through underwriters, each Holder agrees to enter into an underwriting agreement in customary form with such underwriters and to indemnify such underwriters, their officers and directors, if any, and each Person who controls such underwriters within the meaning of Section 15 of the Securities Act to the same extent as hereinbefore provided with respect to the indemnification of the Company, its

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officers and directors, if any, and each Person, if any, who controls the
Company within the meaning of Section 15 of the Securities Act.

         (d) If for any reason the indemnity under Section 4(c) is unavailable, then any such Holder shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative fault of such Holder on the one hand and of the indemnified party on the other or (ii) if the allocation provided by subdivision (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative fault of such Holder on the one hand and the indemnified party on the other but also the relative benefits received by such Holder and the indemnified party as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

         (e) The Holders and the Company shall make payments of all amounts required to be made pursuant to the foregoing provisions of this Section 4 to or for the account of the indemnified party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable.

     5. LIMITATIONS ON SALE OR DISTRIBUTION OF SECURITIES. If a registration under this Agreement shall be in connection with an underwritten public offering of securities for the Company's or any other security holder's account (other than any of the Holders), the Holders shall be deemed to have agreed by acquisition of such Registrable Securities not to effect any public sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, of any Registrable Securities, during such period prior and subsequent to the commencement of the offering of securities pursuant to such registration statement as may be reasonably requested by the underwriters thereof, and in all cases to otherwise comply with all applicable rules under the Securities Act and the Exchange Act, including, without limitation, Regulation M.

     6. REGISTRATION RIGHTS TO OTHERS. If the Company shall at any time hereafter provide to any holder of any securities of the Company rights with respect to the registration of such securities under the Securities Act, such rights shall not be superior to and shall not be in conflict with any of the rights provided in this Agreement to the Holders.

     7. DEFINITIONS. The following terms have the following respective meanings for the purpose of this Agreement:

     CREDIT AGREEMENT: That certain Credit Agreement, dated as of the date hereof, among the Company, the other parties named as Borrowers thereto, General Electric Capital Corporation, NationsBank, National Association, and Key Corporate Capital Inc. and the other parties which may from time to time be Lenders thereunder, and General Electric Capital Corporation, as Administrative Agent, and NationsBank, National Association, as Revolver Agent)

     EXCHANGE ACT: The Securities Exchange Act of 1934 or any similar federal statute as at the time in effect, and any reference to a particular Section of such Act shall include a reference to the comparable Section, if any, of any such similar federal statute.

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     PERSON: The term "Person" shall have the meaning ascribed to such term in the Credit Agreement.

     PROPOSED AMOUNT: With respect to the Registrable Securities, the aggregate amount of Registrable Securities that the Holders thereof shall request the Company to register pursuant to Section 2.

     REGISTRABLE SECURITIES: The shares of Common Stock of the Company underlying or issued pursuant to the exercise of the warrants and the additional warrants to purchase such Common Stock issued or issuable by the Company to the Holders pursuant to the Securities Purchase Agreement (the "Shares"), including any additional securities of the Company issued in respect of the Shares, including by way of a stock split, dividend or other recapitalization or exchange of securities with or by the Company. Once issued such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) they shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act or if the Holders may sell the Registrable Securities without restriction pursuant to Rule 144K under the Securities Act (or successor thereto) and the restrictive legends have been removed from the certificates representing such securities, (iii) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force, or (iv) they shall have ceased to be outstanding.

     SECURITIES ACT: The Securities Act of 1933, as amended or any similar Federal statute as at the time in effect, and any reference to a particular Section of such Act shall include a reference to the comparable Section, if any, of any such similar Federal statute.

     SECURITIES PURCHASE AGREEMENT: That certain Securities Purchase Agreement dated as of October 28, 1998 by and among the Company and the purchasers named therein.

     SELLING EXPENSES: All underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by such Holders.

     8. AMENDMENTS AND WAIVERS. This Agreement may be amended by a writing signed by both a majority of the Holders and the Company. Each Holder shall be bound by any consent authorized by this Section 8, whether or not such Registrable Securities shall have been marked to indicate such consent.

     9. NOTICES. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other parties, or whenever any of the parties desires to give or serve upon any other parties any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be deemed to have been validly served, given or delivered (a) upon the earlier of actual receipt and three (3) Business Days after deposit in the United States Mail, registered or certified mail, return receipt requested, with proper postage prepaid, (b) one (1) Business Day after

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deposit with a reputable overnight courier with all charges prepaid or (c) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address indicated on ANNEX III or to such other address (or facsimile number) as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to any Person designated on ANNEX III to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

     10. SPECIFIC PERFORMANCE. The parties hereto recognize and agree that money damages may be insufficient to compensate the Holders for breaches by the Company of the terms hereof and, consequently, that the equitable remedy of specific performance of the terms hereof will be available in the event of any such breach.

     11. SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

     12. MISCELLANEOUS. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not. Each Holder may freely assign all or a portion of its rights under this Agreement. This Agreement, the Securities Purchase Agreement, the Warrants, the Credit Agreement and the Loan Documents described therein embody the entire agreement and understanding between the Company and the Holders and supersede all prior agreements and understandings relating to the subject matter hereof. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREUNDER. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                  [Remainder of Page Intentionally Left Blank.
                        Signatures Follow on Next Page.]

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                     HI-RISE RECYCLING SYSTEMS, INC.

                                     By:  /s/ J. Gary McAlpin
                                     Name:  J. Gary McAlpin
                                     Title: Chief Operating Officer

                                     General Electric Capital
                                     Corporation

                                     By: /s/Timothy B. Perusek
                                     Name: Timothy B. Perusek
                                     Title: Vice President

                                     NationsBank, National Association

                                     By: /s/John Foreman
                                     Name: John Foreman
                                     Title: Vice President

                                     Key Corporate Capital Inc.

                                     By: /s/Laura A. Coneglio
                                     Name: Laura A. Coneglio
                                     Title: Assistant Vice President

                                      -11-